As filed with the Securities and Exchange Commission on March 21, 2000

                                                     Registration No. 333-85977
-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933
                             ----------------------

                               PENTON MEDIA, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                                     36-2875386
  (State or Other Jurisdiction              (I.R.S. Employer Identification No.)
of Incorporation or Organization)

                  1100 Superior Avenue, Cleveland, Ohio  44114
          (Address of Principal Executive Offices Including Zip Code)

                         MANAGEMENT STOCK PURCHASE PLAN
                (AS AMENDED AND RESTATED AS OF JANUARY 1, 2000)
                            (Full Title of the Plan)

                                Preston L. Vice
                             Senior Vice President
                               Penton Media, Inc.
                              1100 Superior Avenue
                             Cleveland, Ohio  44114
                    (Name and Address of Agent For Service)
                                 (216) 696-7000
         (Telephone Number, Including Area Code, of Agent For Service)

================================================================================

     This Post-Effective Amendment No. 1 is being filed to add new Exhibits 4.3 and 23.1 to the Registration Statement.

     This Post-Effective Amendment shall become effective upon filing with the Securities and Exchange Commission pursuant to Rule 464 under the Securities Act of 1933.

================================================================================

                                    Part II

     Part II of the Registration Statement is hereby amended by adding new Exhibits 4.3 and 23.1:

Item 8.  Exhibits
         --------

         4.3 Penton Media, Inc. Management Stock Purchase Plan (As Amended and Restated as of January 1, 2000).

         23.1  Consent of Independent Auditors



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Penton Media, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on March 21, 2000.

                                    PENTON MEDIA, INC.


                              By:   /s/ Preston L. Vice
                                    ---------------------------------------
                                    Preston L. Vice, Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                               Title
---------                               -----
             *                          Chief Executive Officer and Director
--------------------------------------  (Principal Executive Officer)
       Thomas L. Kemp
             *                          Chief Financial Officer
--------------------------------------  (Principal Financial Officer)
     Joseph G. NeCastro

  /s/ Jocelyn A. Bradford               Vice President/Controller
--------------------------------------  (Controller or Principal Accounting Officer)
     Jocelyn A. Bradford
             *                          Director
--------------------------------------
      William C. Donohue
             *                          Director
--------------------------------------
       Anthony Downs
             *                          Director
--------------------------------------
      William J. Friend
             *                          Director
--------------------------------------
       Joan W. Harris
             *                          Director
--------------------------------------
         King Harris
             *                          Director
--------------------------------------
       John J. Meehan
             *                          Director
--------------------------------------
      Daniel J. Ramella
             *                          Director
--------------------------------------
      Edward J. Schwartz
             *                          Director
--------------------------------------
       Don E. Schultz
             *                          Director
--------------------------------------
      Richard B. Swank
             *                          Director
--------------------------------------
      R. Douglas Greene

     * Preston L. Vice, the undersigned attorney-in-fact, by signing his name hereto, does hereby sign and execute this Post-Effective Amendment No. 1 to the Registration Statement on behalf of the above indicated officers and directors thereof pursuant to a power of attorney previously filed with the Securities and Exchange Commission as Exhibit 24 to the Registration Statement.

DATED: March 21, 2000                             By: /s/ Preston L. Vice
                                                      -------------------------
                                                      Preston L. Vice
                                                      Attorney-in-Fact

                                 EXHIBIT INDEX
                                 -------------


     4.3      Penton Media, Inc. Management Stock Purchase Plan
              (As Amended and Restated as of January 1, 2000).

     23.1     Consent of Independent Auditors.